Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-06784, 333-08146, 333-11842, 333-09350, 333-11154, 333-111112, 333-111113, 333-134355, 333-144589, 333-145981 and 333-153230) of our reports dated April 5, 2009, with respect to the consolidated financial statements of NICE-Systems Ltd. and subsidiaries and the effectiveness of internal control over financial reporting of NICE-Systems Ltd. and subsidiaries included in the Annual Report (Form 20-F) for the year ended December 31, 2008.

Tel Aviv, Israel
April 5, 2009

/s/ KOST, FORER, GABBAY & KASIERER
KOST, FORER, GABBAY & KASIERER
A Member of Ernst & Young Global